Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019
Disclosure Of Other Non current Assets [Abstract]
Intangible assets	$ 3,227	$ 3,419
Debt issue costs—Revolving Facility	5,849	5,154
Adventus ROFR	615	615
Subscription rights	0	1,524
Other	3,691	3,854
Total other long-term assets	$ 13,382	$ 14,566